SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              March 28, 2002
                              --------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
         (Exact Name of Registrant as Specified in its Charter)


         COLORADO                0-16196                06-1168423
         --------                -------           ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
    of Incorporation           File Number)        Identification Number)


                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          On October 26, 2001, Host America Corporation (the "Registrant" or "Host") entered into a Merger Agreement (the "Agreement") with SelectForce, Inc. ("Select" or "Seller"), an Oklahoma corporation, and Roger Lockhart, a major shareholder of Select, pursuant to which Select would merge with Host Merger Corp. ("HMC"), a Colorado corporation and wholly-owned subsidiary of Host organized for the purposes of the merger. HMC, as the surviving entity, remains a wholly-owned subsidiary of Host and changed its name to Select. Select shareholders received, in the aggregate, 700,000 shares of Host's "restricted" common stock. On March 28, 2002, the Shareholders of Host approved the Agreement. The Agreement and the merger were effective as of that date.

          The Agreement contained numerous representations, warranties and covenants by both parties. A complete description of all warranties, representations and covenants are set forth in the Agreement included as an Exhibit to this Report. Pursuant to the Agreement, a Voting Agreement was entered into among the principal shareholders of the Registrant to cause Tammi Didlot to be elected to serve as a Class II Director of Registrant until the next annual meeting of shareholders.

          In connection with the Agreement, Webster Bank agreed to modify the amount of the revolving line of credit, change the borrowing base definition, extend the expiration date, change the variable interest rate and modify the term note agreement. This will allow Host to be in compliance with certain covenants contained in the term note agreement. The bank also approved the Agreement and the assets of Select were pledged to the bank in connection with the merger.

          Concurrent with the execution of the Agreement and the closing, the Registrant and Tammi Didlot entered into a non-competition and employment agreement ("Non-Competition and Employment Agreement"). Pursuant to the Non-Competition and Employment Agreement with Tammi Didlot, Ms. Didlot will be employed for a term of four (4) years as the President of the Registrant's SelectForce operations. According to the terms of the agreement, Ms. Didlot will not compete with the Registrant's business for one (1) year from the termination of her employment agreement, whichever is longer.

          In addition, the Registrant and Roger Lockhart entered into a non-competition, confidentiality and non-solicitation agreement ("Non-Competition, Confidentiality and Non-Solicitation Agreement"). Pursuant to the Non-Competition, Confidentiality and Non-Solicitation Agreement, Roger Lockhart will not compete, will keep confidential and not solicit clients that would involve the Registrant's business for a period of one (1) year from and after the date of this Agreement.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) Financial Statements of Business Acquired. The financial statements of the business acquired will be filed by amendment to this Current Report within 60 days after the date hereof.

          (b) Pro Forma Financial Information. The required pro forma information will be filed by amendment to this Current Report within 60 days after the date hereof.

          (c)  Exhibits:

               10.34     Merger Agreement between Host America
                         Corporation and SelectForce, Inc., dated
                         October 26, 2001.

               10.41 Non-Competition and Employment Agreement between Host America Corporation and Tammi Didlot dated March 28, 2002.

               10.42     Non-Competition, Confidentiality and
                         Non-Solicitation Agreement between Host America Corporation and Roger Lockhart dated
                         March 28, 2002.

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST AMERICA CORPORATION


Dated: April 23, 2002              By: /s/ David J. Murphy
                                      ------------------------------
                                      David J. Murphy
                                      Chief Financial Officer









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